                                                                Exhibit 1


                                782,500 Shares

                        BANGOR HYDRO-ELECTRIC COMPANY

                                 Common Stock

                            UNDERWRITING AGREEMENT
                            ----------------------



                                                             March ____, 1994



SMITH BARNEY SHEARSON INCORPORATED
     As Representative of the Several Underwriters

c/o  SMITH BARNEY SHEARSON INCORPORATED
1345 Avenue of the Americas
New York, New York  10105


Ladies and Gentlemen:

          Bangor Hydro-Electric Company, a Maine corporation (the "Company"), proposes to issue and sell an aggregate of 782,500 shares of its common stock, $5.00 par value per share, to the several Underwriters (defined below). The Company's common stock, $5.00 par value, is hereinafter referred to as the "Common Stock" and the 782,500 shares of Common Stock to be issued and sold to the Underwriters by the Company are hereinafter referred to as the "Firm Shares." The Company also proposes to sell to the Underwriters, upon the terms and conditions set forth in Section 2 hereof, up to an additional 117,375 shares (the "Additional Shares") of Common Stock. The Firm Shares and the Additional Shares are hereinafter collectively referred to as the "Shares."

          The Company wishes to confirm as follows its respective agreements with the Representative (defined below) and the other several Underwriters on whose behalf the Representative is acting, in connection with the several purchases of the Shares by the Underwriters.

          The term "Underwriters," as used herein, shall be deemed to mean the several persons, firms or corporations named in Schedule I hereto (including any substituted Underwriters

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under the provisions of Section 10) and the term "Representative," a used herein, shall be deemed to mean the representative or representatives of such Underwriters by whom or on whose behalf this Underwriting Agreement is signed. If there shall be only one person, firm or corporation named in said
Schedule I, the term "Underwriters," and the term "Representative," as used herein, shall mean that person, firm or corporation.

          1. Registration Statement and Prospectus. The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Act"), a registration statement on Form S-3 under the Act (the "registration statement"), including a prospectus subject to completion relating to the Shares. The term "Registration Statement" as used in this Agreement means the registration statement (including all financial schedules and exhibits), as amended at the time it became effective. If it is contemplated, at the time this Agreement is executed, that a post-effective amendment to the registration statement will be filed and must be declared effective before the offering of the Shares may commence, the term "Registration Statement" as used in this Agreement means the registration statement as so amended by said post-effective amendment. Such term shall also include Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A. "Rule 424" and "Rule 430A" refer to such rules and regulations under the Act. "Rule 430A Information" means information with respect to the Shares and the offering thereof permitted to be omitted from the Registration Statement when it became effective pursuant to Rule 430A. The term "Prospectus" as used in this Agreement means the prospectus in the form included in the Registration Statement, or, if the prospectus included in the Registration Statement omits information in reliance on Rule 430A under the Act and such information is included in a prospectus filed with the Commission pursuant to Rule 424(b) under the Act, the term "Prospectus" as used in this Agreement means the propectus relating to the Shares that is first filed pursuant to Rule 424(b). The term "Preliminary Prospectus" as used in this Agreement means the prospectus subject to completion in the form included in the registration statement at the time of the initial filing of the registration statement with the Commission, and as such prospectus shall have been amended from time to time prior to the date of the Prospectus. "Effective Date" shall mean each date that the Registration Statement and any post-effective amendment or amendments thereto became effective. Any reference in this Agreement to the registration statement, the Registration Statement, any Preliminary
Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of the registration statement, the Registration Statement, such Preliminary Prospectus or the Prospectus, as the

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case may be, and any reference to any amendment or supplement to the registration statement, the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended (the "Exchange Act") which, upon filing, are incorporated by reference therein, as required by paragraph (b) of Item 12 of Form S-3. As used herein, the term "Incorporated Documents" means the documents which are incorporated by reference into the registration statement, the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto.

          2. Agreements to Sell and Purchase. The Company hereby agrees, subject to all the terms and conditions set forth herein, to issue and sell to each Underwriter and, upon the basis of the representations, warranties and agreements of the Company herein contained and subject to all the terms and conditions set forth herein, each Underwriter agrees, severally and not jointly, to purchase from the Company, at a purchase price of $_____ per Share (the "purchase price per Share"), the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto (or such number of Firm Shares increased as set forth in Section 10 hereof).

          The Company also agrees, subject to all the terms and conditions set forth herein, to sell to the Underwriters, and, upon the basis of the representations, warranties and agreements of the Company herein contained and subject to all the terms and conditions set forth herein, the Underwriters shall have the right to purchase from the Company, at the purchase price per Share, pursuant to an option (the "over-allotment option") which may be exercised at any time and from time to time prior to 9:00 p.m., New York City time, on the 30th day after the date of the Prospectus (or, if such 30th day shall be a Saturday or Sunday or a holiday, on the next business day thereafter when the New York Stock Exchange is open for trading), up to an aggregate of 117,375 Additional Shares from the Company. Additional Shares may be purchased only for the purpose of covering over-allotments made in connection with the offering of the Firm Shares. Upon any exercise of the over-allotment option, each Underwriter, severally and not jointly, agrees to purchase from the Company the number of Additional Shares (subject to such adjustments as the Representative may determine in order to avoid fractional shares) which bears the same proportion to the number of Additional Shares to be sold by the Company as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto (or such number of Firm Shares increased as set forth in Section 10 hereof) bears to the aggregate number of Firm Shares to be sold by the Company.


          3. Terms of Public Offering. The Company has been advised by the Representative that the Underwriters propose to

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make a public offering of their respective portions of the Shares as soon after the Registration Statement and this Agreement have become effective as in the Representative's judgment is advisable and initially to offer the Shares upon the terms set forth in the Prospectus.

          4. Delivery of the Shares and Payment Therefor. Delivery to the Underwriters of and payment for the Firm Shares shall be made at the office of Smith Barney Shearson Incorporated, 1345 Avenue of the Americas, New York, NY 10105, at 10:00 a.m., New York City time, on _________, 1994 (the "Closing Date"). The place of for the Firm Shares and the Closing Date may be varied by agreement among the Representative and the Company.

										Delivery to the Underwriters of and payment for any Additional shares to be purchased by the Underwriters shall be made at the aforementioned office of Smith Barney Shearson Incorporated at such time on such date (the "Option Closing Date"), which may be the same as the Closing
Date but shall in no event be earlier than the Closing Date nor earlier than three nor later than ten business days after the giving of the notice hereinafter referred to, as shall be specified in a written notice from the
Representative on behalf of the Underwriters to the Company of the
Underwriters' determination to purchase a number, specified in such notice, of Additional Shares.  The place of closing for any Additional Shares and the
Option Closing Date for such Shares may be varied by agreement between the
Representative and the Company.

          Certificates for the Firm Shares and for any Additional Shares to be purchased hereunder shall be registered in such names and in such denominations as the Representative shall request prior to 1:00 p.m., New York City time, on the third business day preceding the Closing Date or any Option Closing Date, as the case may be. Such certificates shall be made available to the Representative in New York City for inspection and packaging not later than 9:30 a.m., New York City time, on the business day next preceding the Closing Date or the Option Closing Date, as the case may be. The certificates evidencing the Firm Shares and any Additional Shares to be purchased hereunder shall be delivered to the Representative on the Closing Date or the Option Closing Date, as the case may be, against payment of the purchase price therefor by certified or official bank check or checks payable in New York Clearing House (next day) funds to the order of the Company.

          5. Agreements of the Company. The Company agrees with the several Underwriters as follows:

          (a) If, at the time this Agreement is executed and delivered, it is necessary for a post-effective amendment to the Registration Statement to be declared effective before the offering of the Shares may commence, the Company will endeavor to

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cause such post-effective amendment to become effective as soon as possible and will advise the Representative promptly and, if requested by the Representative, will confirm such advice in writing, when such post-effective amendment has become effective.

          (b) The Company will advise the Representative promptly and, if requested by the Representative, will confirm such advice in writing: (i) of any request by the Commission for any amendment of or a supplement to the Registration Statement, any Preliminary Prospectus or the Prospectus or for additional information; (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of qualification of the Shares for offering or sale in any jurisdiction or the initiation or threat to the Company of initiation of any proceeding for such purpose; and (iii) within the period of time referred to in paragraph (f) below, of any change in the Company's condition (financial or other), business, prospects, properties, net worth or results of operations, or of the happening of any event which makes any statement made in the Registration Statement or the Prospectus (as then amended or supplemented) untrue or which requires the making of any additions to or changes in the Registration Statement or the Prospectus (as then amended or supplemented) in order to state a material fact required by the Act or the regulations thereunder to be stated therein or necessary in order to make the statements therein not misleading, or of the necessity to amend or supplement the Prospectus (as then amended or supplemented) to comply with the Act or any other law. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, the Company will make every reasonable effort to obtain the withdrawal of such order at the earliest possible time.

          (c) The Company will furnish to the Representative, without charge, (i) two signed copies of the registration statement as originally filed with the Commission and of each amendment thereto, including the consolidated financial statements and all exhibits to the registration statement, (ii) such number of conformed copies of the registration statement as originally filed and of each amendment thereto as the Representative may request, (iii) such number of copies of the Incorporated Documents, without exhibits, as the Representative may request, and (iv) two copies of the exhibits to the Incorporated Documents.

          (d) The Company will not (i) file any amendment to the Registration Statement or make any amendment or supplement to the Prospectus of which the Representative shall not previously have been advised or to which the Representative shall object after being so advised or
(ii) so long as, in the opinion of counsel for the Underwriters, a Prospectus is required to be delivered in connection with sales by andy Underwriter or dealer, fule any information, documents or reports pursuant to the Exchange Act without delivering a copy of such information, documents or

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reports to the Representative prior to or concurrently with such filing.

          (e) Prior to the execution and delivery of this Agreement, the Company has delivered or will deliver to the Representative, without charge, in such quantities as the Representative has requested or may hereafter request, copies of each form of the Preliminary Prospectus. The Company consents to the use, in accordance with the provisions of the Act and with the securities or Blue Sky laws of the jurisdictions in which the Shares are offered by the several Underwriters and by dealers, prior to the date of the Prospectus, of each Preliminary Prospectus so furnished by the Company.

          (f) As soon after the execution and delivery of this Agreement as possible and thereafter from time to time for such period, as in the opinion of counsel for the Underwriters, a prospectus is required by the Act to be delivered in connection with sales by any Underwriter or dealer, the Company will expeditiously deliver to each Underwriter and each dealer, without charge, as many copies of the Prospectus, and of any amendment or supplement thereto, as the Representative may request. The Company consents to the use of the Prospectus, and of any amendment or supplement thereto, in accordance with the provisions of the Act and with the securities or Blue Sky laws of the jurisdictions in which the Shares are offered by the several Underwriters and by all dealers to whom Shares may be sold, both in connection with the offering and sale of the Shares and for such period of time thereafter as the Prospectus is required by the Act to be delivered in connection with sales by any Underwriter or dealer. If during such period of time any event shall occur that in the judgment of the Company or in the opinion of counsel for the Underwriters is required to be set forth in the Prospectus, as then amended or supplemented, or should be set forth therein in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to supplement or amend the Prospectus (including by way of filing under the Exchange Act any document which, upon filing, becomes an Incorporated Document) in order to comply with the Act or any other law, the Company will forthwith prepare and, subject to the provisions of paragraph (d) of this Section 5, file with the Commission an appropriate supplement or amendment thereto (or such document) so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances under which they were made, be misleading, or so that the Prospectus will comply with the Act or any other law, and will expeditiously furnish to the Underwriters and such dealers as the Representative shall specify, such number of copies thereof as such Underwriters or dealers may reasonably request. In the event that the Company and the Representative agree that the Prospectus should be amended or supplemented, the Company, if requested by the Representative, will promptly issue a press release announcing or

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disclosing the matters to be covered by the proposed amendment or supplement.

          (g) The Company will cooperate in good faith with the Representative and with counsel for the Underwriters in connection with the registration or qualification of the Shares for offering and sale under the securities or Blue Sky laws of such jurisdictions as the Representative may designate and will file such consents to service of process or other documents necessary or appropriate in order to effect such registration or qualification, will maintain such qualifications in effect for so long as may be required for the distribution of the Shares and will pay or reimburse the Underwriters for counsel fees, filing fees and out-of-pocket expenses in connection with such qualification and review; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to service of process in suits, other than those arising out of the offering or sale of the Shares in any jurisdiction where it is not now so subject or to pay, or to reimburse the Underwriters for, such counsel fees exceeding $10,000 or to incur, or to reimburse the Underwriters for, any such fees and expenses if no Shares are delivered to and purchased by the Underwriters hereunder because of a default by one or more of the Underwriters.

          (h) The Company will make generally available to its security holders and to the Representative a consolidated earnings statement, which need not be audited, of the Company and its subsidiaries covering a twelve-month period commencing after the Effective Date and ending not later than 15 months thereafter, as soon as practicable after the end of such period, which consolidated earnings statement shall satisfy the provisions of Section 11(a) of the Act or Rule 158 under the Act.

          (i) If this Agreement shall terminate or shall be terminated after execution pursuant to any provisions hereof (otherwise than pursuant to Section 10 hereof or by notice given by the Representative terminating this Agreement pursuant to Section 10 or Section 11 hereof) or if this Agreement shall be terminated by the Underwriters because of any failure or refusal on the part of the Company to comply with the terms or fulfill any of the conditions of this Agreement, the Company agrees to reimburse the Representative for all out-of-pocket expenses (including fees and expenses of counsel for the Underwriters) incurred by the Representative in connection herewith.

          (j) The Company will apply the net proceeds from the sale of the Shares to be sold by it hereunder substantially in accordance with the description set forth in the Prospectus.

          (k) The Company will timely file the Prospectus pursuant to Rule 424(b) under the Act and will advise the Representative of the time and manner of such filing.

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          (l)  The Company will not sell, contract to sell or otherwise dispose of any Common Stock, any securities convertible into or exercisable or exchangeable for Common Stock, or grant any options or warrants to purchase Common Stock, except pursuant to this Agreement, or except pursuant to the Company's Dividend Reinvestment and Common Stock Purchase Plan, for a period of 90 days after the date of the Prospectus, without the Representative's prior written consent.

          (m) Except as stated in this Agreement and in the Preliminary Prospectus and Prospectus, the Company has not taken, nor will it take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

          (n) The Company will use its best efforts to have the shares of Common Stock which it agrees to sell under this Agreement listed, subject to notice of issuance, on the New York Stock Exchange on or before the Closing Date.


          6. Representations and Warranties of the Company. The Company represents and warrants to each Underwriter that:

          (a) each Preliminary Prospectus included as part of the registration statement as originally filed or as part of any amendment or supplement thereto, or filed pursuant to Rule 424 under the Act, complied when so filed in all material respects with the provisions of the Act. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus;

          (b) the Company and the transactions contemplated by this Agreement meet the requirements for the use of Form S-3 under the Act. The registration statement in the form in which it became effective and also in such form as it may be when any post-effective amendment thereto shall become effective and the prospectus and any supplement or amendment thereto when filed with the Commission under the Rule 424(b) under the Act, complied or will comply in all material respects with the provisions of the Act and did not or will not at any such times contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except that this representation and warranty does not apply to statements in or omissions from the registration statement or the prospectus made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by or on behalf of any Underwriter through the Representative expressly for use therein;

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          (c)  the Incorporated Documents heretofore filed, when they were filed (or, if any amendment with respect to any such document was filed, when such amendment was filed), complied in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder, any further Incorporated Documents so filed will, when they are filed, comply in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder; no such document when if was filed (or, if an amendment with respect to any such document was filed, when such amendment was filed), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and no such further document, when it is filed, will contain an untrue statement of a material fact or will omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading;

          (d) except as disclosed in the Registration Statement and the Prospectus (or any amendment or supplement thereto), subsequent to the respective dates as of which such information is given in the Registration Statement and the Prospectus (or any amendment or supplement thereto), neither the Company nor any of its subsidiaries has incurred any liability or obligation, direct or contingent, or entered into any transaction, not in the ordinary course of business, that is material to the Company and its subsidiaries taken as a whole, and there has not been any change in the capital stock, or material increase in the short-term debt or long-term debt, of the Company or any of its subsidiaries, or any material adverse change, or any development involving or which may reasonably be expected to involve, a prospective material adverse change, in the condition (financial or other), business, net worth or results of operations of the Company and its subsidiaries taken as a whole;

          (e) as of the date of this Agreement, the Company has an authorized capitalization as set forth in the Registration Statement and the Prospectus; all of the issued and outstanding shares of Common Stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; the Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Maine, with full power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement and the Prospectus, to execute and deliver this Agreement and to issue and sell the Shares as herein contemplated;

          (f) each of the Company's subsidiaries (individually a "Subsidiary" and collectively, the "Subsidiaries") has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation with full power and authority to own, lease and operate its property and conduct the business in which it is presently engaged;

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          (g)  all of the issued and outstanding shares of capital stock of each of the Subsidiaries, except East Branch Improvement Company, are owned by the Company or one of the Subsidiaries; all of such shares have been duly and validly authorized and issued and are fully paid and non-assessable; and are so owned by the Company free and clear of any pledge, lien, charge, encumbrance, security interest or other claim; there are no outstanding rights, subscriptions, warrants, calls, preemptive rights, options or other agreements of any kind with respect to the common stock of the Subsidiaries, except East Branch Improvement Company;

          (h) the Company and each of its Subsidiaries are duly qualified or licensed by, and are in good standing in each jurisdiction in which they conduct their respective businesses and in which the failure, individually or in the aggregate, to be so licensed or qualified could have a material adverse effect on the operations, business or condition of the Company and its Subsidiaries, taken as a whole; and the Company and each of its Subsidiaries are in compliance in all material respects with the laws, orders, rules, regulations and directives issued or administered by such jurisdictions;

          (i) the Board of Directors of the Company or a committee thereof duly authorized by the Board of Directors of the Company has duly adopted resolutions authorizing the issuance and sale of the Shares by the Company; the Shares to be sold by the Company, when issued and delivered to the Underwriters as contemplated hereby, will be duly authorized and validly issued, fully paid and non-assessable, and free and clear of any pledge, lien, charge, encumbrance, security interest, preemptive right or other claim;

          (j) the Company has the corporate power and authority to enter into this Agreement and to issue, sell and deliver the Shares to be sold by it to the Underwriters as provided herein, and this Agreement has been duly authorized, executed and delivered by the Company and is a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws;

          (k) the Common Stock of the Company, including the Shares, conforms to the description thereof contained in the Registration Statement and Prospectus, and the certificates for the Shares are in due and proper form and the holders of the shares will not be subject to personal liability by reason of being such holders;

           (l) all approvals, authorizations, consents or orders of or filings with any commission, board, body, authority or or agency required in connection with the issuance and sale of the

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Shares as contemplated hereby have been obtained, other than in connection with the necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters;

          (m) neither the Company nor any of its Subsidiaries is in breach of, or in default under (nor has any event occurred which with notice, lapse of time, or both would constitute a breach of, or default under) its respective Certificate of Organization or by-laws, or other organizational documents, any license, franchise, certificate of public convenience and necessity, bond, note or any other evidence of indebtedness, indenture, mortgage, deed of trust, bank loan or credit agreement, lease or any other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of them or their respective properties may be bound or affected where such breach or default could have a material adverse effect on the Company and its Subsidiaries taken as a whole;

          (n) the execution, delivery and performance of this Agreement, the incurrence of the obligations herein set forth and the consummation of the transactions contemplated hereby will not (i) conflict with, or result in any breach of or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of, or default under), any provisions of the respective Certificate of Organization or by-laws, or other organizational documents, of the Company or any of its Subsidiaries or under any provision of any license, franchise, certificate of public convenience and necessity, bond, note or any other evidence of indebtedness, indenture, mortgage, deed of trust, bank loan or credit agreement, lease or any other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of them or their respective properties may be bound or affected, or under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company or any of its Subsidiaries or (ii) will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Subsidiaries pursuant to the terms of any agreement or instrument to which any of them is a party or by which any of them may be bound or to which any of the property or assets of any of them is subject;

          (o) the Company and each of its Subsidiaries have all necessary licenses, franchises, certificates of public convenience and necessity, authorizations, consents and approvals and have made all necessary filings required under any federal, state, local or foreign law, regulation or rule and have obtained all necessary authorizations, consents and approvals from other persons, in order to own its respective properties and to conduct their respective businesses except where the failure so to have, have made or have obtained would not have a material adverse effect on the operations, business or condition of the Company and its Subsidiaries, taken as a whole; and neither the Company

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nor any of its Subsidiaries is in violation of, or in default under, any such authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or any of its Subsidiaries where such violation or default could have a material adverse effect on the operations, business, condition, prospects or property of the Company and its Subsidiaries, taken as a whole;

          (p) except as set forth in the Prospectus, there are no actions, suits or proceedings pending or, to the best knowledge of the Company, threatened against the Company or any of its Subsidiaries or any of their respective properties, at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency which could result in a judgment, decree or order having a material adverse effect on the operations, business, condition, prospects or property of the Company and its Subsidiaries, taken as a whole;

          (q) all legal or governmental proceedings, contracts, licenses, agreements or documents of a character which are required to be filed as exhibits to the Registration Statement or any Incorporated Document or to be summarized or described in the Registration Statement or the Prospectus have been so summarized, described or filed as required;

           (r) the consolidated financial statements, together with related schedules and notes, of the Company and its Subsidiaries included or incorporated by reference in the
Registration Statement and Prospectus (and any amendment or supplement thereto) present fairly in all material respects the financial condition of the Company and its Subsidiaries as of the dates indicated and the results of operations and the cash flows of the Company and its Subsidiaries for the periods specified; such consolidated financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis, except as set forth in the Prospectus, during the periods involved;

          (s) no holder of any security of the Company has any right to require registration of shares of Common Stock or any other security of the Company because of the filing of the registration statement or consummation of the transactions contemplated by this Agreement;

          (t) Coopers & Lybrand, whose reports on the consolidated financial statements of the Company and its Subsidiaries have been filed with the Commission as part of the Registration Statement and the Prospectus (or any amendment or supplement thereto) or incorporated by reference therein, are independent public accountants with respect to the Company and its Subsidiaries as required by the Act; and

          (u) the Company and each Subsidiary are exempt from the provisions of the Public Utility Holding Company Act of 1935, as amended, other than the provisions of Section 9(a)(2) thereof, and there are not pending, or to the knowledge of the Company, contemplated any proceedings or actions (whether through judicial or administrative review or otherwise) to abrogate or modify such exemption.

          7. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless the Representative and each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus or in the Registration Statement or the Prospectus or in any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with the information relating to such Underwriter furnished in writing to the Company by or on behalf of any Underwriter through the Representative expressly for use in connection therewith; provided, however, that the indemnification contained in this paragraph (a) with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) on account of any such loss, claim, damage, liability or expense arising from the sale of the Shares by such Underwriter to any person if a copy of the Prospectus shall not have been delivered or sent to such person within the time required by the Act and the regulations thereunder, and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in such Preliminary Prospectus was corrected in the Prospectus, provided that the Company has delivered the Prospectus to the several Underwriters in requisite quantity on a timely basis to permit such delivery or sending. The foregoing indemnity agreement shall be in addition to any liability which the Company may otherwise have.

          (b) If any action, suit or proceeding shall be brought against any Underwriter or any person controlling any Underwriter in respect of which indemnity may be sought against the Company, such Underwriter or such controlling person shall promptly notify the Company and the Company shall assume the defense thereof, including the employment of counsel and payment of all fees and expenses. Such Underwriter or any such controlling person shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless (i) the Company has agreed in writing to pay such fees and expenses, (ii) the Company has failed to assume the defense and employ counsel, or (iii) the named parties to any such action, suit or proceeding (including any impleaded parties) include both such Underwriter or such controlling person and the Company
Company and such Underwriter or such controlling person shall have been advised by its counsel that representation of such indemnified party and the Company byt the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them (in which case the Company shall not have the right to assume the defense of such action, suit or proceeding on behalf of such Underwriter or such controlling person). It is understood, however, that the Company shall, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys (in addition to any local counsel) at any time for all such Underwriters and controlling persons not having actual or potential differing interests with the Representative or among themselves, which firm shall be designated in writing by Smith Barney Shearson Incorporated, and that all such fees and expenses shall be reimbursed as they are incurred. The Company shall not be liable for any settlement of any such action, suit or proceeding effected without its written consent, but if settled with such written consent, or if there be a final judgment for the plaintiff in any such action, suit or proceeding, the Company agrees to indemnify and hold harmless any Underwriter, to the extent provided in the preceding paragraph, and any such controlling person from and against any loss, claim, damage, liability or expense by reason of such settlement or judgment.

          (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement, and any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with respect to information relating to such Underwriter furnished in writing by or on behalf of such Underwriter through the Representative expressly for use in the Registration Statement, the Prospectus or any Preliminary Prospectus, or any amendment or supplement thereto. If any action, suit or proceeding shall be brought against the Company, any of its directors, any such officer, or any such controlling person based on the Registration Statement, the Prospectus or any Preliminary Prospectus, or any amendment or supplement thereto, and in respect of which indemnity may be sought against any Underwriter pursuant to this paragraph
(c), such Underwriter shall have the rights and duties given to the Company by paragraph (b) above (except that if the Company shall have assumed the defense thereof such Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at such Underwriter's expense), and the Company, its directors, any such officer, and any such controlling person shall have the rights and duties given to the Underwriters by paragraph (b) above. The foregoing indemnity agreement shall be in addition to any liability which the Underwriters may otherwise have.

          (d) If the indemnification provided for in this Section 7 is unavailable to an indemnified party under paragraphs (a) or (c) hereof in respect of any losses, claims, damages, liabilities or expenses referred to therein, then an indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses
(i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Shares, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause
(i) above but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or by the Underwriters on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

            (e) The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by a pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating any claim or defending any such action, suit or proceeding. Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price of the Shares underwritten by it and distributed to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 7 are several in proportion to the respective numbers of Firm Shares set forth opposite their names in Schedule I hereto (or such numbers of Firm Shares increased as set forth in Section 10 hereof) and not joint.

          (f) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

          (g) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section 7 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 7 and the representations and warranties of the Company set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, the Company, its directors or officers, or any person controlling the Company, (ii) acceptance of any Shares and payment therefor hereunder, and (iii) any termination of this Agreement. A successor to any Underwriter or any person controlling any Underwriter, or to the Company, its directors or officers, or any person controlling the Company, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 7.


          8. Conditions of Underwriters' Obligations. The several obligations of the Underwriters to purchase the Firm Shares hereunder are subject to the following conditions:

          (a) If, at the time this Agreement is executed and delivered, it is necessary for a post-effective amendment to the registration statement to be declared effective before the offering of the Shares may commence, such post-effective amendment shall have become effective not later than 5:30 p.m., New York City time, on the date hereof, or at such later date and time as shall be consented to in writing by the Representative, and all filings, if any, required by Rules 424 and 430A under the Act shall have been timely made and prior to the Closing Date the Company shall have provided evidence satisfactory to the Representative of such timely filing; and no stop order suspending the effectiveness of the registration statement shall have been issued and no proceeding for that purpose shall have been instituted or, to the knowledge of the Company or any Underwriter, threatened by the Commission, and any request of the Commission for additional information (to be included in the registration statement or the prospectus or otherwise) shall have been complied with to the Representative's satisfaction.

          (b) Subsequent to the effective date of this Agreement, there shall not have occurred (i) any change, or any development involving a prospective change, in or affecting the condition (financial or other), business, properties, net worth, or results of operations of the Company or its Subsidiaries not contemplated by the Prospectus, which in the Representative's opinion, would materially, adversely affect the market for the Shares, or (ii) andy event or development relating to or involving the Company or any officer or director of the Company which makes any statement made in the Prospectus untrue or which, in the opinion of the Coumpnay and its counsel or the Underwriters and their counsel, requires the making of any addition to or change in the Prospectus in order to state a material fact required by the Act or any other law to be stated therein or necessary in order to make the statements therein not misleading, if amending or supplementing the Prospectus to reflect such event or development would, in the Representative's opinion, adversely affect the market for the Shares.

          (c) The Representative shall have received on the Closing Date, or the Option Closing Date, as the case may be, an opinion of Frederick S. Samp, Esq., counsel for the Company, dated the Closing Date, or the Option Closing Date, as the case may be, and addressed to the Representative, to the effect that:

               (i) the Company and each of its Subsidiaries have been duly organized and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation with full corporate power and authority to own, lease and operate their respective properties and to conduct their respective businesses as described in the Registration Statement and Prospectus (and any amendment or supplement thereto);

              (ii) the Company has the corporate power and authority to enter into the Agreement and to issue, sell and deliver the Shares to be sold by it to the Underwriters as provided herein, and the Agreement has been duly authorized, executed and delivered by the Company and is a valid, legal and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforcement of rights to indemnity and contribution hereunder may be limited by Federal or state securities laws or principles of public policy and subject to the qualification that the enforceability of the Company's obligations hereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally, and by general equitable principles;

             (iii) the Company has an authorized capitalization as set forth in the Registration Statement and Prospectus; the outstanding shares of Common Stock of the Company have been duly and validly authorized and issued, and are fully paid, non-assessable and free of statutory and contractual preemptive rights; the Common Stock of the Company, including the Shares, conforms in all material respects to the description thereof contained in the Registration Statement and Prospectus; the certificates for the Shares are in due and proper form; and the holders of the Shares will not be subject to personal liability by reason of being such holders;

              (iv) all of the issued and outstanding shares of common stock of each of the Subsidiaries, except East Branch Improvement Company, are owned directly by the Company; all of such shares have been duly and validly authorized and issued and are fully paid and non-assessable and are so owned free and clear of any pledge, lien, charge, encumbrance, security interest or other claim; there are no outstanding rights, subscriptions, warrants, calls, preemptive rights, options or other agreements of any kind with respect to the common stock of the Subsidiaries, except East Branch Improvement Company;

               (v) the Shares, when issued and delivered to and paid for by the Underwriters, will be duly and validly authorized and issued and will be fully paid and non-assessable, and free of statutory and contractual preemptive rights;

              (vi) the Company and each of its Subsidiaries are duly qualified or licensed in each jurisdiction in which they conduct their respective businesses and in which the failure, individually or in the aggregate, to be so licensed or qualified could have a material adverse effect on the operations, business or condition of the Company and its

     Subsidiaries, taken as a whole, and the Company and each of its Subsidiaries are duly qualified, and are in good standing, in each jurisdiction in which they own or lease real property or maintain an office and in which such qualification is necessary;


              (vii) the Registration Statement and all post-effective amendments, if any, have become effective under the Act and, to the best knowledge of such counsel after reasonable inquiry, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for the purpose are pending before or contemplated by the Commission; and any required filing of the Prospectus pursuant to Rule 424(b) has been made in accordance with Rule 424(b);

            (viii) neither the Company nor any of its Subsidiaries is in breach of, or in default under (nor has any event occurred which with notice, lapse of time, or both would constitute a breach of, or default under), its respective Certificate of Organization or by-laws, or other organizational documents, any license, franchise, certificate of public convenience and necessity, bond, note or any other evidence of indebtedness, indenture, mortgage, deed of trust, bank loan, credit agreement, lease or other material agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of them or their respective properties may be bound or affected where such default could have a material adverse effect on the operations, business or condition of the Company and its Subsidiaries, taken as a whole, nor is the Company or any of its Subsidiaries in violation of any law, ordinance, administrative or governmental rule or regulation applicable to the Company or any of its Subsidiaries or of any decree of any court or governmental agency or body having jurisdiction over the Company or any of its Subsidiaries;

              (ix) the Company and each of its Subsidiaries have all necessary licenses, franchises, certificates of public convenience and necessity, authorizations, consents and approvals and have made all necessary filings required under any federal, state, local and foreign law, regulation or rule and have obtained all necessary authorizations, consents and approvals from other persons in order to conduct their respective businesses as described in the Registration Statement and Prospectus, the absence of which could have a material adverse effect on the Company and its Subsidiaries, taken as a whole;

               (x) all approvals, authorizations, consents or orders of or filings with any commission, board, body, authority or agency required in connection with the issuance and sale of the Shares as contemplated hereby have been obtained in all jurisdictions, except such counsel need express no opinion as to any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters;

              (xi) the Registration Statement and the Prospectus and any supplements or amendments thereto (except for the consolidated financial statements and the notes thereto and the schedules and other financial and statistical data included therein, as to which such counsel need not express any opinion) comply as to form in all material respects with the requirements of the Act; and each of the Incorporated Documents (except for the consolidated financial statements and the notes thereto and the schedules and other financial and statistical data included therein, as to which such counsel need not express any opinion) complies as to form in all material respects with the Exchange Act and the rules and regulations of the Commission thereunder;

             (xii) the execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not conflict with or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both, would constitute a breach of or default under), any provisions of the respective Certificate of Organization or by-laws, or other organizational documents, of the Company or any of its Subsidiaries or under any provision of any license, franchise, certificate of public convenience and necessity, bond, note or any other evidence of indebtedness, indenture, mortgage, deed of trust, bank loan, credit agreement, lease or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of them or their respective properties may be bound or affected, or under any federal, state or local law, rule or regulation applicable to the Company or any of its Subsidiaries, under any federal, state, local or foreign judgment, order or decree applicable to the Company or any of its Subsidiaries, or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Subsidiaries;

            (xiii) there are no actions, suits or proceedings pending or, to the knowledge of such counsel, threatened against the Company or any of its Subsidiaries or any of their respective properties, at law or in equity or before or by any commission, board, body, authority or agency which are required to be described in he Registration Statement and Prospectus (or any amendment or supplement thereto), but counsel, an unfavorable judgment, decree, or order could have a material adverse effect on the Company or any of its Subsidiaries; and

             (xiv) there are no contracts, licenses, agreements, leases or documents, of a character which are required to be summarized or described in the Registration Statement or the Prospectus (or any amendment or supplement thereto) which have not been so summarized or described or to be filed as an exhibit to the Registration Statement or any Incorporated Document that are not described or filed as required, as the case may be, and any such summary or description and any references to statements of law or legal conclusions in the Registration Statement or the Prospectus (or any amendment or supplement thereto) are accurate and present fairly the information required to be shown.

          In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants of the Company, and representatives of the Underwriters at which the contents of the Registration Statement and Prospectus, including review and discussion of the contents thereof (including review and discussion of the contents of all Incorporated Documents) and, although such counsel is not passing upon and does not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or Prospectus, on the basis of the foregoing nothing has come to the attention of such counsel that causes him to believe that the Registration Statement (including the Incorporated Documents) or any amendment thereto at the time such Registration Statement or amendment became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or the Prospectus (including any amendments or supplements thereto), as of its date and as of the Closing Date or Option Closing Date, as the case may be, contained or contains an untrue statement of a material fact or omitted or omits to state a material necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion with respect to the consolidated financial statements and schedules and other financial and statistical data included in the Registration Statement or the Prospectus or any Incorporated Document).

          (d) The Representative shall have received on the Closing Date, or the Option Closing Date, as the case may be, an opinion of Winthrop, Stimson, Putnam & Roberts, counsel for the Underwriters, dated the Closing Date, or the Option Closing Date, as the case may be, with respect to the issuance and sale of the Shares, the Registration Statement, the Prospectus and other related matters as the Representative may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters. Winthrop, Stimson, Putnam & Roberts may rely upon the opinion of Frederick S. Samp, Esq. referred to in paragraph (c) above as to all matters of Maine Law.

          (e) The Representative shall have received letters addressed to the Representative and dated the date hereof and the Closing Date from Coopers & Lybrand, independent certified public accountants, substantially in the forms heretofore approved by the Representative.

          (f)(i) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been taken or, to the knowledge of the Company, shall be contemplated by the Commission at or prior to the Closing Date; (ii) there shall not have been any change in the capital stock of the Company nor any material increase in the short-term or long-term debt of the Company (other than in the ordinary course of business) from that set forth or contemplated in the Registration Statement or the Prospectus, or any amendment or supplement thereto; (iii) there shall not have been, since the respective dates as of which information is given in the Registration Statement and the Prospectus, or any amendment or supplement thereto, except as may otherwise be stated in the Registration Statement and Prospectus, or any amendment or supplement thereto, any material adverse change in the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company and its Subsidiaries taken as a whole; (iv) the Company and its Subsidiaries shall not have any liabilities or obligations, direct or contingent (whether or not in the ordinary course of business), that are material to the Company and its Subsidiaries, taken as a whole, other than those reflected in the Registration
Statement or the Prospectus, or any amendment or supplement thereto; and
(v) all the representations and warranties of the Company contained in this Agreement shall be true and correct on and as of the date hereof and on and as of the Closing Date as if made on and as of the Closing Date, and the Representative shall have received a certificate, dated the Closing Date and signed by the chief executive officer and the chief financial officer of the Company (or such other officers as are acceptable to the Representative), to the effect set forth in this Section 8(g) and in Section 8(h) hereof.

          (g) The Company shall not have failed at or prior to the Closing Date to have performed or complied with any of its agreements herein contained and required to be performed or complied with by it hereunder at or prior to the Closing Date.

          (h) The Company shall have furnished or caused to be furnished to the Representative such further certificates and documents as the Representative shall have requested.

          (i) Prior to commencement of the offering of the Shares, the Shares shall have been listed, subject to notice of issuance, on the New York Stock Exchange.

          All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are satisfactory in form and substance to the Representative and its counsel.

          Any certificate or document signed by any officer of the Company and delivered to Representative or to counsel for the Underwriters, shall be deemed a representation and warranty by the Company to each Underwriter as to the statements made therein.

          The several obligations of the Underwriters to purchase Additional Shares hereunder are subject to the satisfaction on and as of any Option Closing Date of the conditions set forth in this Section 8, except that, if any Option Closing Date is other than the Closing Date, the certificates, opinions and letters referred to in paragraphs (c) through (g) shall be dated the Option Closing Date in question and the opinions called for by paragraphs (c), (d) and (e) shall be revised to reflect the sale of Additional Shares.

          9. Expenses. The Company agrees to pay the following costs and expenses and all other costs and expenses incident to the performance by the Company of its obligations hereunder: (i) the preparation, printing (or reproduction) and filing with the Commission of the Registration Statement (including consolidated financial statements and exhibits thereto), each Preliminary Prospectus, the Prospectus, and each amendment or supplement to any of them; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, each Preliminary Prospectus, the Prospectus, the Incorporated Documents, and all amendments or supplements to any of them, as may be reasonably requested for use in connection with the offering and sale of the Shares; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Shares, including any stamp taxes in connection with the original issuance and sale of the Shares; (iv) the printing (or reproduction) and delivery of this Agreement, the preliminary and supplemental Blue Sky Memoranda and all other agreements, memoranda, correspondence and other documents printed (or reproduced) and delivered in connection with the offering of the Shares; (v) the listing of the Shares on the New York Stock Exchange; (vi) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of the several states as provided in Section 5(g) hereof (including the reasonable fees, expenses and disbursements of counsel for the Underwriters relating to the preparation, printing (or reproduction) and delivery of the preliminary and supplemental Blue Sky Memoranda and such registration and qualification); (vii) the filing fees and the fees and expenses of counsel for the Underwriters in connection with any filings required to be made with the National Association of Securities Dealers, Inc.; (viii) the fees and expenses of the Company's accountants and the fees and expenses of counsel for the Company; and (ix) up to $28,000 for fees of counsel for the Underwriters in connection with the offering of the Shares.

           10. Effective Date of Agreement. This Agreement shall become effective: (i) upon the execution and delivery hereof by the parties hereof; or (ii) if, at the time this Agreement is executed and delivered, it is necessary for a post-effective amendment to the registration statement to be declared effective before the offering of the Share may commence, when notification of the effectiveness of such post-effective amendment has been released by the Commission. Until such time as this Agreement shall have become effective, it may be terminated by the Company, by notifying the Representative or by the Representative of the several Underwriters notifying the Company.

          If any one or more of the Underwriters shall fail or refuse to purchase Firm Shares which it or they have agreed to purchase hereunder, and the aggregate number of Firm Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Firm Shares, each non-defaulting Underwriter shall be obligated, severally, in the proportion which the number of Firm Shares set forth opposite its name in Schedule I hereto bears to the aggregate number of Firm Shares set forth opposite the names of all non-defaulting Underwriters or in such other proportion as the Representative may specify in accordance with Section 20 of the Master Agreement Among Underwriters of Smith Barney Shearson Incorporated, to purchase the Firm Shares which such defaulting Underwriter or Underwriters agreed, but failed or refused, to purchase. If any Underwriter or Underwriters shall fail or refuse to purchase Firm Shares and the aggregate number of Firm Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Firm Shares and arrangements satisfactory to the Representative and the Company for the purchase of such Firm Shares by one or more non-defaulting Underwriters or other party or parties approved by the Representative and the Company are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case which does not result in termination of this Agreement, either the Representative or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any such default of any such Underwriter under this Agreement. The term "Underwriter" as used in this Agreement includes, for all purposes of this Agreement, any party not listed in Schedule I hereto who, with the approval of the Representative and the approval of the

Company, purchases Firm Shares which a defaulting Underwriter agreed, but failed or refused, to purchase.

          Any notice under this Section 10 may be made by telegram, telecopy or telephone but shall be subsequently confirmed by letter.


          11. Termination of Agreement. This Agreement shall be subject to termination in the Representative's absolute discretion, without liability on the part of any Underwriter to the Company, by notice to the Company, if prior to the Closing Date or any Option Closing Date (if different from the Closing Date and then only as to the Additional Shares), as the case may be,
(i) trading in securities generally on the New York Stock Exchange, American Stock Exchange or National Association of Securities Dealers Automated Quotation System shall have been suspended or materially limited, (ii) a general moratorium on commercial banking activities in New York or Maine shall have been declared by either federal or state authorities, or (iii) there shall have occurred any outbreak or escalation of hostilities or other international or domestic calamity, crisis or change in political, financial or economic conditions, the effect of which on the financial markets of the United States is such as to make it, in the Representative's reasonable judgment, impracticable or inadvisable to proceed with or continue the offering of the Shares or to enforce contracts for the resale of the Shares by the Underwriters. Notice of such termination shall be promptly given to the Company by telegraph, telecopy or telephone and shall be subsequently confirmed by letter.

          12. Information Furnished by the Underwriters. The statements set forth in the last paragraph on the cover page, the stabilization legend on the inside front cover, and the first and third paragraphs under the caption "Underwriting" in any Preliminary Prospectus and in the Prospectus, constitute the only information furnished by or on behalf of the Underwriters through the Representative as such information is referred to in Sections 6(b) and 7 hereof.

          13. Miscellaneous. Except as otherwise provided in Sections 5, 10 and 11 hereof, notice given pursuant to any of the provisions of this Agreement shall be in writing and shall be delivered (i) if to the Company, at the office of the Company at 33 State Street, Bangor, Maine 04401, Attention:
Robert S. Briggs, President and
Chief Executive Officer or (ii) if to the Representative, care of Smith
Barney Shearson Incorporated, 1345 Avenue of the Americas, New York, New York 10105. Attention: Robert L. Gaeckle, Managing Director, Corporate Finance Division.

          This Agreement has been and is made solely for the benefit of the several Underwriters, the Company, its directors and officers, and the other controlling persons referred to in Section 7 hereof and their respective successors and assigns, to the extent provided herein, and no other person shall acquire or have any right under or by virtue of this Agreement. Neither the term "successor" nor the term "successors and assigns" as used in this Agreement shall include a purchaser from any Underwriter of any of the Shares in his status as such purchaser.

          14. Applicable Law; Counterparts. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

          This Agreement may be signed in various counterparts which together constitute one and the same instrument. If signed in counterparts, this Agreement shall not become effective unless at least one counterpart hereof shall have been executed and delivered on behalf of each party hereto.

          Please confirm that the foregoing correctly sets forth the agreement between the Company and the Representative.

                              Very truly yours,

                              BANGOR HYDRO-ELECTRIC COMPANY



                              By __________________________
                                Name: Robert S. Briggs
                                Title: President


Confirmed as of the date
first above mentioned on
behalf of themselves and the
other several Underwriters named
in Schedule I hereto.

SMITH BARNEY SHEARSON INCORPORATED
As Representative of the
     Several Underwriters



By SMITH BARNEY SHEARSON INCORPORATED



By ____________________________
   Name: Robert L. Gaeckle
   Title: Managing Director

                                  SCHEDULE I


                        BANGOR HYDRO-ELECTRIC COMPANY






																																																					Number of
Underwriter																																										Firm Shares
- -----------                                          -----------
Smith Barney Shearson
   Incorporated .......



                                                     _______
                                    Total.......     782,500
                                                     =======